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                                  June 6, 2003

Gevity HR, Inc.
600 301 Boulevard West
Suite 202
Bradenton, FL 34205

      Re:   Voting Rights

      Each of the undersigned is a party to the Preferred Stock Purchase Agreement dated as of April 24, 2003, as amended by the First Amendment to Purchase Agreement dated as of June 3, 2003 (as amended, the "Purchase Agreement") by and among Gevity HR, Inc. (the "Company") and the undersigned (collectively referred to herein as the "Purchasers" and individually as a "Purchaser"), pursuant to which the Company has agreed to sell an aggregate of 30,000 shares of its Series A Convertible, Redeemable Preferred Stock, par value $.01 per share (the "Preferred Stock"), and the Purchasers have agreed to purchase the Preferred Stock under the terms set forth in the Purchase Agreement. The Preferred Stock is convertible into shares of the Company's common stock, par value $.01 per share (the "Common Stock"). The number of shares of Common Stock issuable upon conversion is computed by multiplying the number of shares of Preferred Stock to be converted by $1,000 and dividing the results by the conversion price then in effect. The initial conversion price is $5.44, subject to adjustment as provided in the Certificate of Designation of Series A Convertible, Redeemable Preferred Stock (the "Certificate of Designation").

      Each of the Purchasers agrees that, in order for the Company to remain in compliance with Rule 4351 of the National Association of Securities Dealers, Inc., the voting rights of each share of Preferred Stock held by such Purchaser shall be limited to one vote for each share of Common Stock issuable upon conversion of the Preferred Stock as of the date of the initial issuance thereof (subject to adjustment in the event of any stock splits, stock dividends, stock purchase rights, recapitalizations and similar transactions). For avoidance of doubt, each Purchaser acknowledges that such Purchaser shall not be entitled to vote a portion of its voting rights with respect to its Preferred Stock to the extent of those additional shares of Common Stock into which the Preferred Stock is convertible as a result of the antidilution provisions of Section 5B of the Certificate of Designation. Anything herein to the contrary notwithstanding, the limitations on the voting rights set forth herein shall not be applicable to any shares of Common Stock received by any holder of Preferred Stock upon conversion of such Preferred Stock.
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         This agreement shall be binding upon the Purchasers and their successors and assigns, including transferees of the Preferred Stock and each Purchaser shall require any transferee of the Preferred Stock held by such Purchaser to agree to be bound by this agreement.

                                      FRONTENAC VIII LIMITED PARTNERSHIP

                                      By:  FRONTENAC VIII PARTNERS, L.P.
                                      Its: General Partner

                                      By:  FRONTENAC COMPANY VIII, L.L.C.
                                      Its: General Partner

                                      By:
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                                      Its:
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                                      FRONTENAC MASTERS VIII LIMITED PARTNERSHIP

                                      By:  FRONTENAC VIII PARTNERS, L.P.
                                      Its: General Partner

                                      By:  FRONTENAC COMPANY VIII, L.L.C.
                                      Its: General Partner

                                      By:
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                                      Its:
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                                      SUNTRUST EQUITY FUNDING, LLC d/b/a
                                      SUNTRUST EQUITY PARTNERS

                                      By:
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                                          Its: Manager


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                                      BVCF IV, L.P.

                                      By:  J.W. PUTH ASSOCIATES, LLC
                                      Its: General Partner

                                      By:  BRINSON VENTURE MANAGEMENT, LLC
                                      Its: Attorney-in-Fact

                                      By:  ADAMS STREET PARTNERS, LLC
                                      Its: Administrative Member

                                      By:
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                                      Its:
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                                      C&B CAPITAL, L.P.

                                      By:
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                                      Its:
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